Exhibit 99.1

Post-Merged Entity of Helbiz and GreenVision Acquisition Corp to Appoint Four New Members to its Board of Directors

NEW YORK, NY- April 13, 2021 - GreenVision Acquisition Corp (Nasdaq: GRNV) and Helbiz, a leader in micro-mobility and the business combination target of GreenVision, today announced that they have reached agreement on the final composition of the GreenVision board of directors following the proposed merger. Kim Wilford, Guy Adami, Salvatore Palella and Giulio Profumo will be added to the board of directors of GreenVision simultaneous with the completion of the merger with Helbiz, Inc. Lee Stern, currently a member of the GreenVision Board of Directors, will continue on the Board. Following the completion of the merger, GreenVision will change its name to Helbiz,Inc.

“We are excited to have Kim, Guy and Lee be our independent board members once the merger with GreenVision is finalized,” said Salvatore Palella, founder and CEO of Helbiz. “With extensive experience and backgrounds in their diverse fields, they bring deep expertise and insight that will help support our team as we pursue our growth initiatives and transform the micro-mobility industry.”

Kim Wilford is currently the General Counsel of GoFundMe, Inc., where she manages the legal and compliance obligations of the world’s largest social fundraising platform and also helps operationalize and expand the charitable initiatives of GoFundMe.org. With almost 20 years of experience helping start-up to publicly-traded company leaders drive innovation and growth, she is a business-minded problem solver with significant experience in commercial transactions, mergers & acquisitions, regulatory compliance, data privacy and charitable giving. Most recently, Kim was the Senior Vice President, General Counsel and Corporate Secretary of WageWorks, Inc. where she helped build and take public the venture-backed consumer directed benefits business.

Guy Adami is an original member of CNBC’s Fast Money. He is currently the Director of Advisor Advocacy at Private Advisor Group in Morristown, New Jersey. Private Advisor Group is comprised of a network of nearly 600 advisors with assets approaching $17 billion. Previously, Guy held numerous key leadership roles in the financial services industry. He began his career at Drexel Burnham Lambert in 1986 and was quickly promoted to Vice President and head gold trader at the firm. In 1996, he joined Goldman Sachs as their head gold trader and one of the many proprietary traders within the Fixed Income Currency and Commodity division. In the spring of 2000, Mr. Adami joined the U.S. Equities division of Goldman Sachs where he was put in charge of the firm’s Industrial/Basic Material group.

Lee Stern, currently a member of the GreenVision board of directors was formerly Managing Director at Monroe Capital, a Managing Director at Levine Leichtman Capital Partners, Director and a founding member of Kohlberg Kravis Roberts’ mezzanine fund (KKRMP), a Managing Director at Blackstone/GSO Partners, and the Chief Transaction Officer at Technology Investment Capital (TICC). He held similar roles at Nomura Securities, Kidder, Peabody; Company, Drexel Burnham Lambert and L.F. Rothschild, Unterberg, Towbin. Lee previously served as Chief Financial Officer of Reliacast, Inc.

“I am pleased to be part of the Board of Helbiz when the business combination is completed and to help Salvatore and the rest of his team build a very exciting next generation company with great potential,” said Lee Stern.

“I am impressed and inspired by the Helbiz management team,” said Kim Wilford. “They have built an environmentally and socially responsible company, and I look forward to helping them navigate the opportunities and challenges ahead.”

“I’m thrilled to join the Board of Helbiz when the merger is complete and to support management in any way I can to create the world’s premier micro mobility transportation company,” said Guy Adami.

About Helbiz

Helbiz is a global leader in micro-mobility services. Launched in 2016 and headquartered in New York City, the company operates e-scooters, e-bicycles and e-mopeds in over 30 cities around the world including Washington, D.C., Alexandria, Arlington, Atlanta, Jacksonville, Miami, Milan, Richmond and Rome. Helbiz utilizes a customized, proprietary fleet management platform, artificial intelligence and environmental mapping to optimize operations and business sustainability. Helbiz announced on February 8, 2021 it has entered into a merger agreement with GreenVision Acquisition Corp. (Nasdaq: GRNV) (“GreenVision”) a SPAC, which, upon closing, will result in Helbiz becoming the first micro-mobility company listed on Nasdaq.

About GreenVision Acquisition Corp.

GreenVision Acquisition Corp. is a newly organized special purpose acquisition company formed under the laws of the State of Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from the Company’s or GreenVision’s expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the ability of the Company to meet Nasdaq listing standards following the transaction and in connection with the consummation thereof; (iii) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of the Company or the stockholders of GreenVision or other reasons; (iv) the failure to meet the minimum cash requirements of the Merger Agreement due to GreenVision stockholder redemptions and the failure to obtain replacement financing; (v) the failure to meet projected development and production targets; (vi) costs related to the proposed transaction; (vii) changes in applicable laws or regulations; (viii) the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to pursue a growth strategy and manage growth profitability; (ix) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (x) the effect of the COVID-19 pandemic on the Company and GreenVision and their ability to consummate the transaction; and (xi) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the “SEC”) by the Company. Additional information concerning these and other factors that may impact the Company’s expectations and projections can be found in GreenVision’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020. GreenVision’s SEC filings are available publicly on the SEC’s website at www.sec.gov. Any forward-looking statement made by us in this press release is based only on information currently available to GreenVision and Helbiz and speaks only as of the date on which it is made. GreenVision and Helbiz undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination, GreenVision filed a preliminary proxy statement with the SEC. Additionally, GreenVision will file other relevant materials with the SEC in connection with the business combination, including a definitive proxy statement. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of GreenVision are urged to read the preliminary proxy statement as well as the definitive proxy statement and other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release. GreenVision’s stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available as well as other documents filed with the SEC by GreenVision, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: GreenVision Acquisition Corp., One Penn Plaza, 36th Floor, New York, New York 10019.

Participants in Solicitation

GreenVision and its directors and officers may be deemed participants in the solicitation of proxies of GreenVision’s shareholders in connection with the proposed business combination. Helbiz and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of GreenVision’s and Helbiz’s executive officers and directors in the solicitation by reading the preliminary proxy statement filed on April 8, 2021 and the definitive proxy statement and other relevant materials when they are filed with the SEC. Information concerning the interests of GreenVision’s and Helbiz’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, are set forth in the proxy statement relating to the business combination.

Non-Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts

For investor and media inquiries, contact:

USA

The Blueshirt Group

Gary Dvorchak, CFA

Phone: +1 (323) 240-5796

Email: gary@blueshirtgroup.com

Agent of Change

Marcy Simon

Phone: +1 (917) 833-3392

Email: marcy@agentofchange.com

ITALY

Helbiz Investor Relations

investor.relations@helbiz.com

MY PR

Giorgio Cattaneo - tel. 335 7053742 email: giorgio.cattaneo@mypr.it

Marcella Vezzoli - tel. 337 1313471 email: marcella.vezzoli@mypr.it

Fabio Micali - tel. 340 8758736 email: fabio.micali@mypr.it

3